EXHIBIT 32.2

                           NATIONAL AUTO CREDIT, INC.
                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Robert V. Cuddihy, Jr., Chief Financial Officer of National Auto Credit,
Inc., a Delaware corporation (the "Registrant"), in connection with the
Registrant's Annual Report on Form 10-K for the year ended January 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the
"Report"), do hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

        (1) The Report fully complies with the requirements of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Registrant.

/s/ Robert V. Cuddihy, Jr.
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Name: Robert V. Cuddihy, Jr.
Title: Chief Financial Officer
Date:  May 11, 2005